UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934

                                February 3, 1999
                Date of Report (Date of earliest event reported)

                           SA TELECOMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

   Delaware                         0-18048                      75-2258519
  (State Of                       (Commission                   (IRS Employer
Incorporation)                    File Number)               Identification No.)

                        1600 Promenade Center, 15th Floor
                              Richardson, TX 75080
                     (Address of Principal Executive Office)

                                 (972) 690-5888
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          if Changed Since Last Report)

Item 5. Other Events

     As previously reported, SA Telecommunications, Inc. and its subsidiaries (collectively, the "Company") filed petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Cases No. 97-2395 through 97-2401). Since that date, the Company has continued as a debtor-in-possession pursuant to the Bankruptcy Code.

     On February 3, 1999, the Company filed its Monthly Operating Reports for the months ending August 31, 1998 (the "August MOR"), September 30, 1998 (the "September MOR"), October 31, 1998 (the "October MOR") and, November 30, 1998 (the "November MOR") with the Office of the United States Trustee (the "Trustee") and the Bankruptcy Court. On February 25, 1999, the Company filed its Monthly Operating Report for the month ending December 31, 1998 (the "December MOR") with the Trustee and the Bankruptcy Court. On March 18, 1999, the Company filed its Monthly Operating Report for the month ending January 31, 1999 (the "January MOR"). On March [26], 1999, the Company filed an Amended Monthly Operating Report for the month ending November 30, 1998 (the "Amended November MOR") with the Trustee and the Bankruptcy Court.

     Copies of the August MOR, the September MOR, the October MOR, the November MOR, the Amended November MOR, the December MOR and the January MOR are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, and 99.7, respectively, and incorporated herein by reference.1

------------------------
1 The attachments and exhibits referenced in the August MOR, the September MOR, the October MOR, the November MOR, the Amended November MOR, the December MOR, and the January MOR are not attached as part of Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, or 99.7, respectively, but are available at the Office of the United States Trustee and the Bankruptcy Court. In addition, the Company agrees that it will furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits:

     99.1 Monthly Operating Report of the Company for the month ending August 31, 1998.

     99.2 Monthly Operating Report of the Company for the month ending September 30, 1998.

     99.3 Monthly Operating Report of the Company for the month ending October 31, 1998.

     99.4 Monthly Operating Report of the Company for the month ending November 30, 1998.

     99.5 Amended Monthly Operating Report of the Company for the month ending November 30, 1998.

     99.6 Monthly Operating Report of the Company for the month ending December 31, 1998.

     99.7 Monthly Operating Report of the Company for the month ending January 31, 1999.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SA TELECOMMUNICATIONS, INC.


DATE:  April 1, 1999                               By: /s/ Albert B. Gordon, Jr.
                                                      -------------------------
                                                       Albert B. Gordon, Jr.
                                                       Chief Executive Officer